EXHIBIT 24

POWER OF ATTORNEY

Form S-3 Registration Statement

The undersigned hereby constitutes and appoints Alexander Tokman, Jeff Wilson and Thomas M. Walker, and each of them, severally, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in his or her name, place and stead, in any and all capacities, a Registration Statement on Form S-3 (the “Registration Statement”) in connection with the issuance of shares of common stock of MicroVision, Inc. (the “Company”), shares of preferred stock of the Company and warrants to purchase securities of the Company, any and all amendments or supplements (including post-effective amendments) to the Registration Statement, any subsequent registration statement for the same offering which may be filed under Rule 462(b) and any other instruments or documents that said attorneys-in-fact and agents may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing as they deem necessary, appropriate or desirable to be performed, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following person in the capacity indicated.

By:	/s/ Richard Cowell
Printed Name: Richard A. Cowell
Title:	Director
Date:	June 9, 2011

POWER OF ATTORNEY

Form S-3 Registration Statement

The undersigned hereby constitutes and appoints Alexander Tokman, Jeff Wilson and Thomas M. Walker, and each of them, severally, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in his or her name, place and stead, in any and all capacities, a Registration Statement on Form S-3 (the “Registration Statement”) in connection with the issuance of shares of common stock of MicroVision, Inc. (the “Company”), shares of preferred stock of the Company and warrants to purchase securities of the Company, any and all amendments or supplements (including post-effective amendments) to the Registration Statement, any subsequent registration statement for the same offering which may be filed under Rule 462(b) and any other instruments or documents that said attorneys-in-fact and agents may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing as they deem necessary, appropriate or desirable to be performed, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following person in the capacity indicated.

By:	/s/ Slade Gorton
Printed Name: Slade Gorton
Title:	Director
Date:	June 9, 2011

POWER OF ATTORNEY

Form S-3 Registration Statement

The undersigned hereby constitutes and appoints Alexander Tokman, Jeff Wilson and Thomas M. Walker, and each of them, severally, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in his or her name, place and stead, in any and all capacities, a Registration Statement on Form S-3 (the “Registration Statement”) in connection with the issuance of shares of common stock of MicroVision, Inc. (the “Company”), shares of preferred stock of the Company and warrants to purchase securities of the Company, any and all amendments or supplements (including post-effective amendments) to the Registration Statement, any subsequent registration statement for the same offering which may be filed under Rule 462(b) and any other instruments or documents that said attorneys-in-fact and agents may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing as they deem necessary, appropriate or desirable to be performed, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following person in the capacity indicated.

By:	/s/ Jeanette Horan
Printed Name: Jeanette Horan
Title:	Director
Date:	June 9, 2011

POWER OF ATTORNEY

Form S-3 Registration Statement

The undersigned hereby constitutes and appoints Alexander Tokman, Jeff Wilson and Thomas M. Walker, and each of them, severally, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in his or her name, place and stead, in any and all capacities, a Registration Statement on Form S-3 (the “Registration Statement”) in connection with the issuance of shares of common stock of MicroVision, Inc. (the “Company”), shares of preferred stock of the Company and warrants to purchase securities of the Company, any and all amendments or supplements (including post-effective amendments) to the Registration Statement, any subsequent registration statement for the same offering which may be filed under Rule 462(b) and any other instruments or documents that said attorneys-in-fact and agents may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing as they deem necessary, appropriate or desirable to be performed, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following person in the capacity indicated.

By:	/s/ Perry Mulligan
Printed Name: Perry Mulligan
Title:	Director
Date:	June 9, 2011

POWER OF ATTORNEY

Form S-3 Registration Statement

The undersigned hereby constitutes and appoints Alexander Tokman, Jeff Wilson and Thomas M. Walker, and each of them, severally, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in his or her name, place and stead, in any and all capacities, a Registration Statement on Form S-3 (the “Registration Statement”) in connection with the issuance of shares of common stock of MicroVision, Inc. (the “Company”), shares of preferred stock of the Company and warrants to purchase securities of the Company, any and all amendments or supplements (including post-effective amendments) to the Registration Statement, any subsequent registration statement for the same offering which may be filed under Rule 462(b) and any other instruments or documents that said attorneys-in-fact and agents may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing as they deem necessary, appropriate or desirable to be performed, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following person in the capacity indicated.

By:	/s/ Brian Turner
Printed Name: Brian Turner
Title:	Director
Date:	June 9, 2011